                      THE STRONG
                            INSTITUTIONAL MONEY FUND

                        ANNUAL REPORT o FEBRUARY 28, 1997

[PHOTO OF THREE PEOPLE SITTING AT A CONFERENCE TABLE]
[BAR GRAPH]

                              [STRONG FUNDS LOGO]
                                  STRONG FUNDS

                      THE STRONG
                            INSTITUTIONAL MONEY FUND

                        ANNUAL REPORT o FEBRUARY 28, 1997


                                TABLE OF CONTENTS


INVESTMENT REVIEW
     The Strong Institutional Money Fund ...............................   2


FINANCIAL INFORMATION

     Schedule of Investments in Securities .............................   4

     Statement of Operations ...........................................   6

     Statement of Assets and Liabilities ...............................   6

     Statement of Changes in Net Assets ................................   7

     Notes to Financial Statements .....................................   7


FINANCIAL HIGHLIGHTS ...................................................   8

REPORT OF INDEPENDENT ACCOUNTANTS ......................................   9

THE STRONG INSTITUTIONAL MONEY FUND

ALTHOUGH THE MARKET'S VIEW OF THE ECONOMY CHANGED FREQUENTLY DURING THE PAST YEAR, OUR VIEW CHANGED VERY LITTLE.

The Strong Institutional Money Fund seeks current income, a stable share price, and daily liquidity. The Fund invests in corporate, bank, and government instruments that present minimal credit risk.(1)


THE FUND CONTINUED TO PERFORM WELL
The Strong Institutional Money Fund continued to provide a competitive yield, ranking #5 of 146 (top 4%) for yield among institutional money funds tracked by IBC's Money Fund Report(R), a service of IBC Financial Data, Inc., for the 7 days ended 2-25-97.(2)


SHORT RATES WERE SKITTISH, BUT STAYED NEAR 5%

For the 12-month period ended February 28, 1997, short-term interest rates resembled a kiddy roller coaster - experiencing several ups and downs, but none of them particularly severe. Most of these minor shocks were generated by conflicting economic data, which routinely indicated a strengthening economy one week and a weakening one the next.


===================================
        YIELD SUMMARY(2)
         As of 2-28-97
===================================

7-DAY CURRENT YIELD        5.45%

7-DAY EFFECTIVE YIELD      5.60%

AVERAGE MATURITY          48 DAYS


This environment is reflected in the performance of 3-month Treasury bills. Despite modest choppiness, their yields remained in a fairly narrow range between 5.0% and 5.4%.


OUR STRATEGY: STAY THE COURSE
Although the market's view of the economy changed frequently during the past year, our view changed very little. Despite the swings brought about by shifting investor perceptions, we never expected a sustained interest rate move in either direction. Our reason for this expectation was rooted in the economy's relative stability. Inflation as measured by the Consumer Price Index never strayed far from 3%; the economy's growth rate wandered between 2% and 4% annually; and capacity utilization for the nation's businesses tended to remain near 80%. All in all, it was a relatively stable picture, and one that we believed indicated no major change in interest rates.

Given our view, we kept the portfolio neutrally positioned near a 45-day average maturity target throughout most of the year. When rates moved up, we made modest adjustments to help capture temporarily higher yields, which helped contribute to the Fund's solid performance.


A WORD ABOUT MERCURY FINANCE
As you may be aware, one of the companies whose commercial paper we owned in the Fund was Mercury Finance Corporation. In late January 1997, Mercury Finance caught the financial community off guard by announcing that it had found "accounting irregularities" that resulted in overstated earnings for the past several years. The company's stock plummeted, and it was subsequently unable to make payment on its commercial paper obligations.

Strong Capital Management, Inc., the Fund's advisor, immediately took action to protect shareholders by buying the commercial paper from the Fund at full face value, (i.e., its amortized cost). As a result, there was no impact to any investors in the Fund.

Even though no investors were financially affected by this situation, we understand that it can be disconcerting to hear about. That's why we want to assure you that this situation had nothing to do with misreading a company's creditworthiness; this was a matter of a company's audited and interim financial statements not accurately representing the facts.


OUTLOOK: CAUTIOUS BUT POSITIVE
As of the end of the fiscal year, we were prepared for a modest interest-rate hike by the Federal Reserve- and indeed such a move came in late March. Overall, we intend to maintain our neutral investment stance and closely monitor the economy for signs of a sustainable trend. Along the way, we hope to capture any bumps in yield and to continue to pursue for our shareholders an attractive money fund investment that combines solid returns with money market safety and liquidity.

As always, we thank you for your confidence, and we remain committed to meeting your investment needs in the future.

Sincerely,





/s/ Jay N. Mueller
Jay N. Mueller
Portfolio Manager
March 26, 1997
[PHOTO OF JAY N. MUELLER]

================================
3-MONTH TREASURY BILL YIELDS
     Through 2-28-97
================================
[GRAPH]
   2-96            5.03
   3-96            5.14
   4-96            5.15
   5-96            5.18
   6-96            5.16
   7-96            5.31
   8-96            5.28
   9-96            5.03
   10-96           5.15
   11-96           5.13
   12-96           5.17
   1-97            5.15
   2-97            5.22

Source: Bloomberg


1 Investments in the Fund are neither insured nor guaranteed by the U.S. government. There can be no assurance that the Fund will be able to maintain its stable net asset value of $1.00 per share.

2 Yields are annualized for the 7-day period ended 2-28-97. Effective yields reflect the compounding of income. Yields and rankings are historical and do not represent future results. Yields will fluctuate. Currently, the Fund's Advisor has voluntarily agreed to maintain the Fund's Total Operating Expenses at no more than 0.21%, resulting in a waiver of 0.29% in management fees. Without this waiver, the Fund's current yield would have been 5.16%, and its effective yield would have been 5.29%.

SCHEDULE OF INVESTMENTS IN SECURITIES                                                                            February 28, 1997
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                PRINCIPAL    YIELD TO     MATURITY     AMORTIZED
                                                                                 AMOUNT      MATURITY     DATE (b)   COST (NOTE 2)
                                                                             (In Thousands)                         (In Thousands)
-----------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER 71.3%
Albion Capital Corporation (Acquired 1/03/97; Cost $6,581) (a)                  $ 6,671        5.49%      4/01/97     $  6,641
American Family Financial Services, Inc.                                              7        5.01     Upon Demand          7
American Home Products Corporation (Acquired 2/28/97; Cost $4,098) (a)            4,100        5.40       3/03/97        4,100
Anaheim, California Electric System                                               2,000        5.56       5/01/97        2,000
Asset Backed Capital Financial (Acquired 1/15/97; Cost $3,946) (a)                4,000        5.40       4/15/97        3,974
Avon Capital Corporation (Acquired 1/13/97; Cost $4,312) (a)                      4,350        5.40       3/14/97        4,343
Browning-Ferris Industries, Inc. (Acquired 1/29/97; Cost $7,348) (a)              7,400        5.39       3/17/97        7,384
CSC Enterprises                                                                   4,100        5.45       3/03/97        4,100
Calcasieu Parish, Louisiana                                                       3,500        5.73       3/27/97        3,500
Calcot, Ltd.                                                                      7,000        5.45       3/19/97        6,983
                                                                                  3,000        5.42       4/15/97        2,981
Coca-Cola Enterprises, Inc. (Acquired 2/28/97; Cost $4,098) (a)                   4,100        5.40       3/03/97        4,100
Columbia/HCA Healthcare Corporation (Acquired 1/21/97; Cost $3,944) (a)           4,000        5.37       4/25/97        3,968
Cooper Industries, Inc.                                                           4,100        5.38       3/03/97        4,100
Echlin, Inc.                                                                      7,000        5.39       4/22/97        6,948
                                                                                  5,000        5.38       4/29/97        4,957
FP Funding Corporation (Acquired 1/03/97; Cost $9,728) (a)                       10,000        5.44       7/02/97        9,817
Finova Capital Corporation                                                       13,000        5.38       4/18/97       12,911
Gotham Funding Corporation (Acquired 2/14/97; Cost $2,091) (a)                    2,100        5.33       3/14/97        2,097
Heller Financial, Inc.                                                            5,000        5.50       4/09/97        4,972
Heller International Corporation                                                  3,500        5.42       3/17/97        3,493
Hercules, Inc.                                                                    5,000        5.35       3/19/97        4,988
Johnson Controls, Inc.                                                               90        5.03     Upon Demand         90
Lexington Parker Capital Corporation:
  (Acquired 1/17/97; Cost $992) (a)                                               1,000        5.37       3/13/97          998
  (Acquired 12/16/96; Cost $1,972) (a)                                            2,000        5.53       3/18/97        1,995
Locap, Inc. (Acquired 1/28/97; Cost $10,056) (a)                                 10,195        5.40       4/29/97       10,108
Lucent Technologies, Inc.                                                         4,100        5.40       3/03/97        4,100
Market Street Funding Corporation (Acquired 2/14/97; Cost $4,977) (a)             5,000        5.30       3/17/97        4,990
Morton International, Inc. (Acquired 2/28/97; Cost $4,098) (a)                    4,100        5.45       3/03/97        4,100
New York State Job Development Authority                                          6,000        5.46       4/03/97        6,000
Northern Indiana Public Service Company                                           5,000        5.30       4/15/97        4,968
PaineWebber Group, Inc.                                                           4,100        5.44       3/03/97        4,100
Salomon, Inc.                                                                     4,100        5.42       3/03/97        4,100
Sherwin-Williams Company (Acquired 1/07/97; Cost $9,809) (a)                     10,000        5.42       5/14/97        9,892
Society of the New York Hospital Fund, Inc.                                       5,000        5.45       4/08/97        4,973
Spintab AB                                                                        4,000        5.41       4/15/97        3,974
                                                                                  3,000        5.42       4/17/97        2,980
                                                                                  5,000        5.41       4/21/97        4,963
                                                                                  2,000        5.40       4/23/97        1,985
SunAmerica, Inc.                                                                  6,000        5.30       3/03/97        6,000
Texas Instruments, Inc.                                                           5,000        5.32       4/04/97        4,976
Wisconsin Electric Power Company                                                    136        5.05     Upon Demand        136
Wood Street Funding Corporation:
  (Acquired 2/14/97; Cost $3,489) (a)                                             3,500        5.30       3/07/97        3,498
  (Acquired 2/14/97; Cost $2,087) (a)                                             2,100        5.30       3/28/97        2,092
                                                                                                                      --------
TOTAL COMMERCIAL PAPER                                                                                                 199,382

CORPORATE OBLIGATIONS 16.4%
First USA Bank Medium Term Variable Rate Bank Notes, Tranche #9, 5.943%           8,000        5.80       3/07/97        8,000
GTE Finance Corporation, 9.78%                                                    1,500        6.12       4/30/97        1,509
General Motors Acceptance Corporation Medium Term Notes:
  6.00%                                                                           8,000        5.76      10/10/97        8,011
  6.125%                                                                            500        5.70       6/09/97          501
  Tranche #187, 7.85%                                                               200        6.49       3/05/97          200
  Tranche #396, 7.45%                                                               540        5.73       6/02/97          542
  Tranche #598, 7.50%                                                             5,000        5.80      11/04/97        5,055
Greyhound Financial Corporation Medium Term Notes, 9.67%                          2,000        5.72       7/01/97        2,026
MGM Grand Hotel Finance Corporation First Mortgage Notes, 12.00%
  (Defeased to call at $105.33 on 5/01/97)                                       12,300        6.25       5/01/97       13,064
Providian National Bank Notes, 5.48% (Acquired 1/08/97; Cost $7,000) (a)          7,000        5.48       4/09/97        7,000
                                                                                                                      --------
TOTAL CORPORATE OBLIGATIONS                                                                                             45,908


                                                 See notes to financial statements.


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                PRINCIPAL    YIELD TO     MATURITY     AMORTIZED
                                                                                 AMOUNT      MATURITY     DATE (b)   COST (NOTE 2)
                                                                             (In Thousands)                         (In Thousands)
-----------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT 1.7%
Cantor Fitzgerald & Company, Inc., 5.34%, Due 3/03/97 (c)                        $4,800         5.34%      3/03/97    $  4,800

TAXABLE VARIABLE RATE PUT BONDS 9.2%
Alabama State Industrial Development Authority Industrial Development Revenue     1,800        5.50       3/06/97        1,800
Bel Aire, LLC                                                                     2,160        5.50       3/06/97        2,160
Berks County, Pennsylvania Industrial Development Authority
  Industrial Development Revenue                                                  2,525        5.50       3/05/97        2,525
Gardena, California First-Time Homebuyer Refunding Program                        1,300        5.60       3/05/97        1,300
Maine Regional Waste System, Inc. Solid Waste Resource Recovery Revenue             280        5.45       3/05/97          280
Nufunding, Inc. Adjustable Rate Taxable Health Care Revenue                       5,000        5.48       3/05/97        5,000
Tifton Mall, Inc.                                                                 2,000        5.50       3/06/97        2,000
Virginia Housing Development Authority Multi-Family Housing Revenue               2,900        5.54       3/03/97        2,900
WLB, LLC                                                                          6,500        5.50       3/06/97        6,500
West Hollywood, California Certificates of Participation - Capital Projects       1,175        5.60       3/06/97        1,175
                                                                                                                      --------
TOTAL TAXABLE VARIABLE RATE PUT BONDS                                                                                   25,640

UNITED STATES GOVERNMENT & AGENCY ISSUES 1.4%
Federal Home Loan Banks Consolidated Bonds, 5.78%                                 4,000         5.78       1/28/98       4,000
                                                                                                                      --------
TOTAL INVESTMENTS IN SECURITIES 100.0%                                                                                 279,730
Other Assets and Liabilities, Net 0.0%                                                                                     105
                                                                                                                      --------
NET ASSETS 100.0%                                                                                                     $279,835
                                                                                                                      ========


                                                  PERCENTAGE OF
INDUSTRY DIVERSIFICATION                           NET ASSETS
---------------------------------------------------------------
Non-Agency Asset Backed ..............................  9.4%
Finance - Miscellaneous. .............................  8.5
Mortgage & Related Service ...........................  5.3
Automobile ...........................................  5.1
Foreign Corporate ....................................  5.0
Leisure Service ......................................  4.7
General Obligation ...................................  4.5
Auto & Truck Parts ...................................  4.3
Oil - North American Exploration & Production ........  3.6
Agricultural Operations ..............................  3.6
Housing Related ......................................  3.5
Industrial Development Revenue .......................  3.3
Chemical - Specialty .................................  3.3
Healthcare - Patient Care ............................  3.2
Personal & Commercial Lending ........................  3.0
Brokerage & Investment Management ....................  2.9
Pollution Control ....................................  2.6
Bank - Regional ......................................  2.5
Other Revenue ........................................  2.4
Electric Power .......................................  1.8
Electronics - Semiconductor/Component ................  1.8
Hospital Revenue .....................................  1.8
U.S. Government ......................................  1.7
Cosmetic & Personal Care .............................  1.6
Beverage - Soft Drink ................................  1.5
Computer Software ....................................  1.5
Healthcare - Drug/Diversified ........................  1.5
Machinery - Miscellaneous ............................  1.5
Telecommunication Equipment ..........................  1.5
FHLMC ................................................  1.4
Single Family Mortgage Revenue .......................  1.2
Telephone ............................................  0.5
                                                      ------
Total                                                 100.0%
                                                      ======

                                                  PERCENTAGE OF
COUNTRY DIVERSIFICATION                            NET ASSETS
---------------------------------------------------------------
United States ........................................ 92.6%
Sweden. ..............................................  5.0
Luxembourg ...........................................  2.4
                                                      ------
Total                                                 100.0%
                                                      ======


LEGEND
------

(a)  Restricted security.
(b) Maturity date represents actual maturity, earliest put date, or for U.S. Government Agency Securities, the next interest adjustment date.
(c) Underlying collateral consists of U.S. Government securities which have a market value of at least 102% of the principal amount of the repurchase agreement and are maintained in a segregated custodial account.


All costs are stated in  thousands.
Percentages are stated as a percent of net assets.

                       See notes to financial statements.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended February 28, 1997

                                                       (In Thousands)
INTEREST INCOME                                           $10,406
EXPENSES:
   Investment Advisory Fees                                   633
   Custodian Fees                                              29
   Shareholder Servicing Costs                                 56
   Reports to Shareholders                                     68
   Federal and State Registration Fees                        134
   Other                                                       31
                                                          -------
   Total Expenses before Waivers                              951
   Voluntary Fee Waivers by Advisor                          (572)
                                                          -------
   Expenses, Net                                              379
                                                          -------
NET INVESTMENT INCOME                                      10,027
Net Realized Loss on Investments                           (2,448)
                                                          -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS      $ 7,579
                                                          =======


STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
February 28, 1997
                                                           (In Thousands,
                                                       Except Per Share Amounts)
ASSETS:
   Investments in Securities, at Amortized Cost                $279,730
   Interest Receivable                                            1,367
   Other Assets                                                      92
                                                               --------
   Total Assets                                                 281,189
LIABILITIES:
   Dividends Payable                                              1,210
   Accrued Operating Expenses and Other Liabilities                 144
                                                               --------
   Total Liabilities                                              1,354
                                                               --------
NET ASSETS                                                     $279,835
                                                               ========

Capital Shares Outstanding (Unlimited Number Authorized)        279,835

NET ASSET VALUE PER SHARE                                         $1.00
                                                                  =====
NET ASSETS CONSIST OF:
   Capital (Par Value and Paid-In Capital)                     $279,835
                                                               ========



                       See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                         (In Thousands)
                                                  YEAR ENDED       PERIOD ENDED
                                                 FEB. 28, 1997    FEB. 29, 1996
                                                 -------------    -------------
                                                                     (NOTE 1)
OPERATIONS:
   Net Investment Income                          $   10,027      $   1,769
   Net Realized Loss on Investments                   (2,448)            __
                                                  ----------       --------
   Increase in Net Assets Resulting
      from Operations                                  7,579          1,769

CAPITAL SHARE TRANSACTIONS:
    Proceeds from Shares Sold                      1,126,703        347,284
    Proceeds from Reinvestment of Dividends            6,980          1,036
    Payment for Shares Redeemed                     (981,309)      (220,959)
                                                  ----------       --------
    Net Increase in Net Assets from
      Capital Share Transactions                     152,374        127,361

CAPITAL CONTRIBUTION (NOTE 4)                          2,448             __

DISTRIBUTIONS:
   From Net Investment Income                        (10,027)        (1,769)
                                                  ----------       --------
TOTAL INCREASE IN NET ASSETS                         152,374        127,361

NET ASSETS:
   Beginning of Period                               127,461            100
                                                  ----------       --------
   End of Period                                  $  279,835       $127,461
                                                  ==========       ========

TRANSACTIONS IN SHARES OF THE FUND:
   Sold                                            1,126,703        347,284
   Issued in Reinvestment of Distributions             6,980          1,036
   Redeemed                                         (981,309)      (220,959)
                                                  ----------       --------
   Net Increase                                      152,374        127,361
                                                  ==========       ========

                       See notes to financial statements.




NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
February 28, 1997

1.  ORGANIZATION
    The Strong Institutional Money Fund commenced operations on September 21, 1995, and is a diversified series of Strong Institutional Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940.

2.  SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     (A) Security Valuation -- Investments are valued using the amortized cost method, which approximates current value. Amortized cost for Federal income tax and financial reporting purposes is the same.

          The Fund owns certain investment securities which are restricted as to resale. These securities are valued by the Fund after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities. Aggregate cost and fair value of these restricted securities at February 28, 1997 were (in thousands) $90,626 and $91,097, respectively, representing 32.6% of the net assets of the Fund. Of these securities, which are restricted as to resale, 92.3% are Section 4(2) commercial paper or are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and also have been determined to be liquid by the Advisor based upon guidelines established by the Fund's Board of Directors.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Accordingly, no Federal income or excise tax provision is required.

--------------------------------------------------------------------------------
February 28, 1997

     (C) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     (D) Other -- Investment security transactions are recorded on the trade date. Dividend distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts.

3.  RELATED PARTY TRANSACTIONS
    Strong Capital Management, Inc. (the "Advisor"), with whom certain officers and directors of the Fund are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Fund. The investment advisory fee, which is established by terms of the Advisory Agreement, is based on an annualized rate of .35% of the average daily net assets of the Fund. Advisory fees are subject to reimbursement by the Advisor if the Fund's operating expenses exceed certain levels. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. In addition, the Advisor is compensated for certain other services related to costs incurred for reports to shareholders.

    The amount payable to the Advisor at February 28, 1997 and unaffiliated directors' fees for the period then ended were (in thousands) $94 and $3, respectively.

    Funds sponsored and managed by the Advisor may invest cash reserves in money market funds also sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, the Advisor remits to each Fund an amount equal to all fees otherwise due to them under their investment advisory agreement for the assets invested in such money market funds. Funds sponsored and managed by the Advisor own 39.9% of the Fund as of February 28, 1997.

4.  CAPITAL CONTRIBUTION
    On January 31, 1997, the Advisor purchased a security from the Fund for $2,448,000 in excess of the security's fair value. The Fund recorded a realized loss on the sale and a capital contribution of an equal amount from the Advisor. The Advisor received no shares of the Fund or other consideration in exchange for such contribution. For tax purposes, the capital contribution reduced the realized losses for the year ended February 28, 1997.




FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                               2-28-97   2-29-96(a)

SELECTED PER-SHARE DATA(b)
--------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $   1.00       $   1.00

INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income                          0.05           0.03
   Net Realized Losses on Investments            (0.01)            __
                                              --------       --------
Total from Investment Operations                  0.04           0.03
LESS DISTRIBUTIONS:
   From Net Investment Income                    (0.05)         (0.03)
                                              --------       --------
Total Distributions                              (0.05)         (0.03)
CAPITAL CONTRIBUTION (NOTE 4)                     0.01             __
                                              --------       --------
NET ASSET VALUE, END OF PERIOD                $   1.00       $   1.00
                                              ========       ========

TOTAL RETURN(c)                                  +5.5%          +2.6%

RATIOS AND SUPPLEMENTAL DATA
----------------------------
Net Assets, End of Period (In Thousands)      $279,835       $127,461
Ratio of Expenses to Average Net Assets           0.2%           0.2%*
Ratio of Expenses to Average Net Assets
   Without Waivers                                0.5%           0.4%*
Ratio of Net Investment Income
   to Average Net Assets                          5.4%           5.6%*



*    Calculated on an annualized basis.
(a) For the period from September 21, 1995 (inception) to February 29, 1996. Total return is not annualized.
(b) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(c) Had the Advisor not made the capital contribution as described in the notes to the financial statements, the adjusted total return would have been 4.8% for the fiscal year ended February 28, 1997.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of the Strong Institutional Money Fund

We have audited the accompanying statement of assets and liabilities of Strong Institutional Money Fund (one of the portfolios constituting the Strong Institutional Funds, Inc.), including the schedule of investments in securities, as of February 28, 1997, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year ended February 28, 1997 and for the period from September 21, 1995 (inception) to February 29, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Strong Institutional Money Fund as of February 28, 1997, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year ended February 28, 1997 and for the period from September 21, 1995 to February 29, 1996, in conformity with generally accepted accounting principles.



COOPERS & LYBRAND L.L.P.

Milwaukee, Wisconsin
April 2, 1997

For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This annual report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only.

                                  [STRONG LOGO]
                        STRONG CAPITAL MANAGEMENT, INC.
                      INSTITUTIONAL CASH MANAGEMENT GROUP
                                  P.O. Box 782
                           Milwaukee, Wisconsin 53201
                                                                        4984C97Q